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                                                                    Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the "Company") for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Patricia Gilligan, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 16, 2002              /s/ Patricia Gilligan
                                        ----------------------------------
                                        Patricia Gilligan
                                        Chief Executive Officer





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the "Company") for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kevin H. Lo, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 16, 2002              /s/ Kevin H. Lo
                                        ----------------------------------
                                        Kevin H. Lo
                                        Chief Financial Officer